Central Power and Light Company                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                          Page 1 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $ 3,152,319
    Transmission                                                        566,629
    Distribution                                                      1,157,091
    General                                                             307,378
    Construction work in progress                                       101,550
    Nuclear fuel                                                        226,927
                                                              ------------------
                                                                      5,511,894
  Less - accumulated depreciation                                     2,263,925
                                                              ------------------
                                                                      3,247,969
                                                              ------------------
Current Assets
    Cash                                                                  5,830
    Special deposit for reaquisition of long-term debt                   50,000
    Accounts receivable                                                  64,482
    Materials and supplies, at average cost                              58,196
    Fuel inventory, at LIFO cost                                         26,434
    Under-recovered fuel costs                                           30,911
    Prepayments and other                                                 5,353
                                                              ------------------
                                                                        241,206
                                                              ------------------
Deferred Charges and Other Assets

    Regulatory assets                                                   215,302
    Regulatory assets designated for securitization                     953,249
    Nuclear decommissioning trust                                        86,122
    Other                                                               104,002
                                                              ------------------
                                                                      1,358,675
                                                              ------------------
                                                                    $ 4,847,850
                                                              ==================

Central Power and Light Company                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                          Page 2 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                     $ 168,888
    Paid-in capital                                                     405,000
    Retained earnings                                                   764,225
                                                              ------------------
       Total Common Stock Equity                                      1,338,113
                                                              ------------------

    Preferred stock                                                       5,967
    CPL-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
        Debentures of CPL                                               150,000
    Long-term debt                                                    1,304,541
                                                              ------------------
       Total Capitalization                                           2,798,621
                                                              ------------------

Current Liabilities
    Long-term debt due within twelve months                             150,000
    Advances from affiliates                                            322,158
    Accounts payable                                                     88,702
    Payables to  affiliates                                              33,162
    Accrued taxes                                                        41,121
    Accumulated deferred income taxes                                     2,103
    Accrued interest                                                     14,723
    Other                                                                19,330
                                                              ------------------
                                                                        671,299
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                 1,234,942
    Investment tax credits                                              133,306
    Other                                                                 9,682
                                                              ------------------
                                                                      1,377,930
                                                              ------------------
                                                                    $ 4,847,850
                                                              ==================

Public Service Company of Oklahoma                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                          Page 1 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
ASSETS
Electric Utility Plant
    Production                                                        $ 916,889
    Transmission                                                        392,029
    Distribution                                                        897,516
    General                                                             217,368
    Construction work in progress                                        35,903
                                                              ------------------
                                                                      2,459,705
  Less - Accumulated depreciation                                     1,114,255
                                                              ------------------
                                                                      1,345,450
                                                              ------------------
Current Assets
    Cash                                                                  3,077
    Accounts receivable                                                  34,584
    Materials and supplies, at average cost                              34,289
    Under-recovered fuel costs                                            6,469
    Fuel inventory, at LIFO cost                                         24,143
    Accumulated deferred income taxes                                    19,145
    Prepayments and other                                                 1,668
                                                              ------------------
                                                                        123,375
                                                              ------------------

Deferred Charges and Other Assets                                        75,046
                                                              ------------------
                                                                    $ 1,543,871
                                                              ==================

Public Service Company of Oklahoma                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                          Page 2 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $15 par value
        Authorized shares:   11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares     $ 157,230
    Paid-in capital                                                     180,000
    Retained earnings                                                   142,018
                                                              ------------------
       Total Common Stock Equity                                        479,248
                                                              ------------------

    Preferred stock                                                       5,286
    PSO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of PSO                                               75,000
    Long-term debt                                                      364,516
                                                              ------------------
       Total Capitalization                                             924,050
                                                              ------------------

Current Liabilities
    Long-term debt due within twelve months                              20,000
    Advances from affiliates                                             79,169
    Payables to affiliates                                               34,043
    Accounts payable                                                     44,088
    Customer deposits                                                    17,752
    Accrued taxes                                                        18,480
    Accrued interest                                                      5,420
    Other                                                                 5,085
                                                              ------------------
                                                                        224,037
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                   302,727
    Investment tax credits                                               37,574
    Income tax related regulatory liabilities, net                       32,826
    Other                                                                22,657
                                                              ------------------
                                                                        395,784
                                                              ------------------
                                                                    $ 1,543,871
                                                              ==================

Southwestern Electric Power Company                             Exhibit 1 (c)
Consolidated Balance Sheet (unaudited)                           Page 1 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
ASSETS
  Electric Utility Plant
    Production                                                      $ 1,402,062
    Transmission                                                        484,327
    Distribution                                                        958,318
    General                                                             333,949
    Construction work in progress                                        52,775
                                                              ------------------
                                                                      3,231,431
  Less - Accumulated depreciation                                     1,384,242
                                                              ------------------
                                                                      1,847,189
                                                              ------------------
Current Assets
    Cash                                                                  2,018
    Accounts receivable                                                  45,511
    Receivables from affiliates                                           6,053
    Materials and supplies, at average cost                              26,420
    Fuel inventory, at average cost                                      60,844
    Accumulated deferred income taxes                                     1,583
    Prepayments and other                                                16,978
                                                              ------------------
                                                                        159,407
                                                              ------------------

Deferred Charges and Other Assets                                       101,202
                                                              ------------------
                                                                    $ 2,107,798
                                                              ==================

Southwestern Electric Power Company                             Exhibit 1 (c)
Consolidated Balance Sheet  (unaudited)                          Page 2 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                      $ 135,660
    Paid-in capital                                                     245,000
    Retained earnings                                                   288,018
                                                              ------------------
        Total Common Stock Equity                                       668,678
                                                              ------------------

    Preferred stock                                                       4,706


    SWEPCO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                           110,000
    Long-term debt                                                      495,973
                                                              ------------------
        Total Capitalization                                          1,279,357
                                                              ------------------

Current Liabilities
    Long-term debt due within twelve months                              45,595
    Advances from affiliates                                            140,897
    Accounts payable                                                     60,689
    Payables to affiliates                                               37,353
    Customer deposits                                                    14,236
    Accrued taxes                                                        24,374
    Accrued interest                                                      9,792
    Over-recovered fuel costs                                             2,888
    Other                                                                13,874
                                                              ------------------
                                                                        349,698
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                   380,495
    Investment tax credits                                               57,649
    Other                                                                40,599
                                                              ------------------
                                                                        478,743
                                                              ------------------

                                                                    $ 2,107,798
                                                              ==================

West Texas Utilities Company                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                       Page 1 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
ASSETS

  Electric Utility Plant
    Production                                                        $ 429,783
    Transmission                                                        220,479
    Distribution                                                        403,206
    General                                                             113,945
    Construction work in progress                                        15,131
                                                              ------------------
                                                                      1,182,544
  Less - Accumulated depreciation                                       495,847
                                                              ------------------
                                                                        686,697
                                                              ------------------
Current Assets
    Cash                                                                  3,810
    Accounts receivable                                                  50,579
    Materials and supplies, at average cost                              14,029
    Fuel inventory, at LIFO costs                                        17,133
    Under-recovered fuel costs                                           14,652
    Prepayments and other                                                 2,883
                                                              ------------------
                                                                        103,086
                                                              ------------------
Deferred Charges and Other Assets
    Deferred Oklaunion costs                                              8,352
    Other                                                                63,070
                                                              ------------------
                                                                         71,422
                                                              ------------------

                                                                      $ 861,205
                                                              ==================

West Texas Utilities Company                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                       Page 2 of 2

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                      $ 137,214
    Paid-in capital                                                       2,236
    Retained earnings                                                   115,856
                                                              ------------------
        Total Common Stock Equity                                       255,306
                                                              ------------------

    Preferred stock                                                       2,482
    Long-term debt                                                      263,686
                                                              ------------------
        Total Capitalization                                            521,474
                                                              ------------------

Current Liabilities
    Long term debt due within twelve months                              40,000
    Advances from affiliates                                             21,408
    Payables to affiliates                                               18,856
    Accounts payable                                                     39,611
    Accrued taxes                                                        12,458
    Accumulated deferred income taxes                                     1,653
    Accrued interest                                                      4,165
    Refund due customers                                                  6,000
    Other                                                                 4,799
                                                              ------------------
                                                                        148,950
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                   148,746
    Investment tax credits                                               25,323
    Income tax related regulatory liabilities, net                       13,057
    Other                                                                 3,655
                                                              ------------------
                                                                        190,781
                                                              ------------------

                                                                      $ 861,205
                                                              ==================

Central and South West Services                                 Exhibit 1 (e)
 Balance Sheet  (unaudited)                                      Page 1 of 1

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)
ASSETS
Property, Plant and Equipment
    General                                                           $ 123,865
  Less - accumulated depreciation                                        46,501
                                                              ------------------
                                                                         77,364
                                                              ------------------
Current Assets
    Cash                                                                    334
    Accounts receivable                                                  38,641
    Prepayments                                                              92
                                                              ------------------
                                                                         39,067
                                                              ------------------

Deferred Charges and Other Assets                                        25,892
                                                              ------------------
                                                                      $ 142,323
                                                              ==================





CAPITALIZATION AND LIABILITIES

Capitalization
    Common stock:  $10 par value
        Authorized shares:  10,000 shares
        Issued and outstanding shares:  10,000 shares                     $ 100
                                                              ------------------
       Total Common Stock Equity                                            100
                                                              ------------------

       Total Capitalization                                                 100
                                                              ------------------

Current Liabilities
    Advances from affiliates                                             90,174
    Payables to affiliates                                                1,501
    Accounts payable                                                     23,641
    Accrued taxes                                                         1,743
    Accrued interest                                                        442
    Other                                                                 3,409
                                                              ------------------
                                                                        120,910
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                    12,813
    Other                                                                 8,500
                                                              ------------------
                                                                         21,313
                                                              ------------------
                                                                      $ 142,323
                                                              ==================